UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	August 21, 2019

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLF	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  On August 21, 2019, Tandy Leather Factory, Inc. (the "Company") received a letter (the "Nasdaq Letter") from The Nasdaq Stock Market LLC ("Nasdaq") stating that because the Company has not yet filed its Quarterly Report on Form 10-Q for the three- and six-months ended June 30, 2019 (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC"), the Company is not in compliance with the continued listing requirements of Nasdaq Listing Rule 5250(c)(1).  Nasdaq Listing Rule 5250(c)(1), in pertinent part, requires the Company to timely file all required periodic reports with the SEC.  For more information regarding the delay in filing the Form 10-Q, please see the Company's Current Report on Form 8-K filed on August 14, 2019.

Under the Nasdaq Listing Rules, the Company has until October 21, 2019 to submit a plan to Nasdaq to regain compliance.  If the Company is unable to file the Form 10-Q prior to October 21, 2019, the Company intends to submit such a plan to Nasdaq on or before the deadline.  If Nasdaq accepts the Company's plan, it can grant an exception of up to 180 calendar days after the applicable due date for the filing of the Form 10-Q, or until February 17, 2020, to regain compliance.  If Nasdaq does not accept the Company's plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

On August 23, 2019, the Company issued a press release announcing its receipt of the Nasdaq Letter.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibit
99.1                         Press Release dated August 23, 2019

Forward Looking Statements

Certain statements contained in this report and other materials the Company files with the SEC, as well as information included in oral statements or other written statements made or to be made by the Company, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as "may," "will," "could," "should," "anticipate," "believe," "budgeted," "expect," "intend," "plan," "project," "potential," "estimate," "continue," "outlook," "forecast" or "future," variations thereof or other similar statements. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for additional information concerning these and other uncertainties that could negatively impact the Company. The Company assumes no obligation to update or otherwise revise its forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: August 23, 2019	By: /s/ Tina Castillo
Tina Castillo, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Description
99.1         Press release dated August 23, 2019

4